    As filed with the Securities and Exchange Commission on January 21, 2003

                                                 Registration Statement No. 333-
================================================================================

                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM S-8

                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933

                             ______________________

                       United Microelectronics Corporation
                (Translation of Registrant's Name into English)

           Republic of China                               None
    (State or other jurisdiction of                  (I.R.S. Employer
     incorporation or organization)                 Identification No.)

                             ______________________

                              No. 3 Li-Hsin Road II
                          Science-Based Industrial Park
                                 Hsinchu, Taiwan
                                Republic of China
                    (Address of Principal Executive Offices)

                             ______________________

                       United Microelectronics Corporation
                           Employee Stock Option Plan
                            (Full title of the plans)

                             ______________________

                                Peter J. Courture
                                   Law+, P.C.
                               993 Highland Circle
                               Los Altos, CA 94024
                                 (650) 968-8855
            (Name, address and telephone number of agent for service)

                             ______________________

                         CALCULATION OF REGISTRATION FEE

===================================================================================================================
 Title of Securities to      Amount to be         Proposed Maximum     Proposed Maximum Aggregate     Amount of
     be Registered            Registered         Offering Price per        Offering Price (1)       Registration
                                                     Share (1)                                           Fee
-------------------------------------------------------------------------------------------------------------------
Common Shares, par        23,930,000 common           US$0.63                 US$15,075,900           US$1,387
value NT$10.00 per share        shares
===================================================================================================================

(1) Estimated solely for the purpose of determining the amount of the registration fee in accordance with Rule 457(h) under the Securities Act of 1933 on the basis of the average of the high and low prices of the common shares on the Taiwan Stock Exchange on January 20, 2003.

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

       All information required by Part I of Form S-8 to be contained in the
Section 10(a) prospectus is omitted from this Registration Statement in accordance with Rule 428 under the Securities Act of 1933, as amended (the "Securities Act"), and the Note to Part I of Form S-8. The documents containing the information specified in Part I will be delivered to the participants in the plan covered by this Registration Statement, as required by rule 428(b) under the Securities Act. Such documents are not being filed with the Securities and Exchange Commission (the "Commission") as part of this Registration Statement or as prospectuses or prospectus supplements pursuant to Rule 424 under the Securities Act.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


Item 3.  INCORPORATION OF DOCUMENTS BY REFERENCE

         The rules of the Commission permit United Microelectronics Corporation (the "Registrant") (File No. 1-15128) to incorporate by reference information into this Registration Statement. This means that the Registrant can disclose important information to you by referring you to another document.

         The following documents filed with the Commission by the Registrant are incorporated by reference into this Registration Statement:

         (i) the Registrant's Annual Report on Form 20-F, filed with the Commission on June 13, 2002 (the "Annual Report on Form 20-F"), including the description of the Common Shares;

         (ii) the Registrant's Report of Foreign Private Issuer on Form 6-K, filed with the Commission on July 5, 2002;

         (iii) the Registrant's Report of Foreign Private Issuer on Form 6-K, filed with the Commission on August 5, 2002;

         (iv) the Registrant's Report of Foreign Private Issuer on Form 6-K, filed with the Commission on September 5, 2002;

         (v) the Registrant's Report of Foreign Private Issuer on Form 6-K, filed with the Commission on September 25, 2002;

         (vi) the Registrant's Report of Foreign Private Issuer on Form 6-K, filed with the Commission on October 2, 2002;

         (vii) the Registrant's Report of Foreign Private Issuer on Form 6-K, filed with the Commission on November 1, 2002;

         (viii) the Registrant's Report of Foreign Private Issuer on Form 6-K, filed with the Commission on November 29, 2002; and

         (ix) the Registrant's Report of Foreign Private Issuer on Form 6-K, filed with the Commission on January 3, 2003.

         In addition, all documents filed by the Registrant with the Commission pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act of 1934, as amended (the "Exchange Act"), subsequent to the date of this Registration Statement and prior to the filing of a post-effective amendment to this Registration Statement which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be part hereof from the date of filing of such documents.

         Any statement contained in a document incorporated or deemed incorporated by reference in this Registration Statement shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

Item 4.  DESCRIPTION OF SECURITIES

         Not applicable.

Item 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL

         Not applicable.

Item 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS

         The relationship between the Registrant and its directors and officers is governed by the ROC Civil Code, ROC Company Law and the Registrant's articles of incorporation. There is no written contract between the Registrant and its directors and officers governing the rights and obligations of these parties. Each person who was or is a party or is threatened to be made a party to, or is involved in any threatened, pending or competed action, suit or proceeding by reason of the fact that that person is or was a director or officer of the Registrant, in the absence of willful misconduct or negligence on the part of that person in connection with that person's performance of duties as a director or officer, as the case may be, may be indemnified and held harmless by the Registrant to the fullest extent permitted by applicable law.

Item 7.  EXEMPTION FROM REGISTRATION CLAIMED

         Not applicable.

Item 8.  EXHIBITS

Exhibit
Number         Description
-------        -----------

4.2            United Microelectronics Corporation Employee Stock Option Plan

5.1            Opinion of Chen and Lin on the validity of the Common Shares

23.1           Consents of PricewaterhouseCoopers

23.2           Consent of Diwan, Ernst & Young

23.3           Consent of PricewaterhouseCoopers LLP

23.4           Consent of ChuoAoyama Audit Corporation

23.5           Consents of C.G. Uhlenberg LLP

23.6           Consent of Chen and Lin (included in Exhibit 5.1)

24.1           Power of Attorney (included on signature page)

Item 9.  UNDERTAKINGS

         The undersigned Registrant hereby undertakes:

         (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

               (i) To include any prospectus required by Section 10(a)(3) of the Securities Act;

               (ii) To reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20 percent change in the maximum aggregate offering price set forth in this "Calculation of Registration Fee" table in the effective Registration Statement;

       (iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

       provided, however, that paragraphs (1)(i) and (1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the Registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in the Registration Statement.

(2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(4) That, insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Hsinchu, Taiwan, Republic of China, on January 21, 2003.

                                     United Microelectronics Corporation



                                     By:      /s/ John Hsuan
                                        ----------------------------------------
                                     Name:    John Hsuan
                                     Title:   Chief Executive Officer

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert H.C. Tsao, John Hsuan and Peter Chang, and each of them, as his true and lawful attorney(s)-in-fact and agent(s), with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments, including post-effective amendments, and supplements to this Registration Statement on Form S-8, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the United States Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and think requisite and necessary to be done in and about the premises, as fully to all intents and purposes as each such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed on January 21, 2003 by the following persons in the capacities indicated:

Name                                     Title
----                                     -----

/s/ Robert H.C. Tsao                     Chairman; Director
------------------------------------
Robert H.C. Tsao

/s/ John Hsuan                           Vice Chairman; Chief Executive
------------------------------------
John Hsuan                               Officer; Director

/s/ Peter Chang                          Vice Chairman; Director (Representative
------------------------------------
Peter Chang                              of Hsun Chieh Investment Co.)

/s/ Peter J. Courture                    Director (Representative of Chuin Li
------------------------------------
Peter J. Courture                        Investment Co.)

                                        Director (Representative of Chuin Tsie
___________________________________
Hong-Jen Wu                             Investment Co.)

                                        Director (Representative of Hsun Chieh
___________________________________
Tsing-Yuan Hwang                        Investment Co.)

/s/ Ching-Chang Wen                     Director (Representative of Chuin Tsie
-----------------------------------
Ching-Chang Wen                         Investment Co.)

                                        Director (Representative of Shieh Li
___________________________________
Fu-Tai Liou                             Investment Co.)

/s/ Stan Hung                           Director (Representative of Shieh Li
-----------------------------------
Stan Hung                               Investment Co.); Chief Financial Officer

                                        Director (Representative of Chuin Li
___________________________________
Chris Chi                               Investment Co.)

/s/ Chun Kuan                           Accounting Director
-----------------------------------
Chun Kuan                               (Principal Accounting Officer)

                    SIGNATURE OF AUTHORIZED REPRESENTATIVE OF
                       UNITED MICROELECIRONICS CORPORATION

         Pursuant to the Securities Act of 1933, as amended, the undersigned, the duly authorized representative in the United States of United
Microelectronics Corporation, has signed the Registration Statement.



                                        Law+, P.C.


                                        By:  /s/  Peter J. Courture
                                             -----------------------------------
                                             Name:  Peter J. Courture
                                             Title: Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit
Number       Description of Exhibits
------       -----------------------
4.2          United Microelectronics Corporation Employee Stock Option Plan
5.1          Opinion of Chen and Lin on the validity of the Common Shares
23.1         Consents of PricewaterhouseCoopers
23.2         Consent of Diwan, Ernst & Young
23.3         Consent of PricewaterhouseCoopers LLP
23.4         Consent of ChuoAoyama Audit Corporation
23.5         Consents of C.G. Uhlenberg LLP
23.6         Consent of Chen and Lin (included in Exhibit 5.1)
24.1         Power of Attorney (included on signature page)